Exhibit 10.16

CONSENT OF THE MEMBERS OF MYRIAD WORLD RESORTS
OF TUNICA, LLC, A MISSISSIPPI LIMITED LIABILITY COMPANY, TO
TRANSFER MEMBERSHIP INTEREST; DESIGNATE NEW MANAGER;
REMOVE PRIOR MANAGER(S); RATIFY CONTRACTS/AGREEMENTS;
APPROVE ADDITIONAL AGREEMENTS; AND RELATED PURPOSES

PURSUANT to the Operating Agreement of Myriad World Resorts of Tunica, LLC, a Mississippi Limited Liability Company, (hereinafter “Company”) and related and applicable laws, the members of the Company hereby consent to the following action being taken, the same are hereby approved and members adopt the following resolutions:

(1) The parties hereto do hereby agree that the current ownership of the Company is as follows:

Member	Percentage
MER Resorts, Inc.	33%
Whitmore Trust	15%
Scott Hawrelechko	15%
Myriad Equity Ventures, LLC	36%
Myriad Golf Resorts, Inc.	1%
Total	100%

(2) The parties do hereby agree that Whitmore Trust, Myriad Equity Ventures, LLC and Scott Hawrelechko, do, by their execution hereof, transfer, convey and assign all of their membership interest in the Company to MER Resorts, Inc. Any notice, waiting period or requirement of the Operating agreement required to be given are hereby waived. With this transfer, the new ownership of the Company is as follows:

Members       Percentage
MER Resorts, Inc.      99%
Myriad Golf Resorts, Inc.      1%

(3) The members of the Company do hereby designate Myriad Entertainment and Resorts, Inc. as the sole Manager of the Company and do hereby revoke the authority of any other managers previously named pursuant to the Company’s Operating Agreement, its amendments and prior resolutions/consents.

(4) The Company hereby confirms and ratifies all actions taken in connection with the Company having entered into various contracts and/or leases with the individuals or entities more specifically identified on the attached Exhibit “A.”

(5) The Company hereby approves entering into a Management Agreement, details of which will be specifically negotiated between the parties and presented to the members for final ratification, but the general terms of which will be as follows:

(a) Myriad Entertainment and Resorts, Inc. will enter into a Management Agreement with the Company wherein Myriad Entertainment and Resorts, Inc.’s obligations will be as follows:

i) To secure funding for the development of the Tunica project (“Myriad Botanical Resort”) in an amount not less than $2,171,000,000.00 dollars, the funding of which will be utilized for the construction of the proposed resort and two (2) casinos/hotels. The final funding amount may vary by up to fifteen percent (15%) due to more accurate numbers becoming available.

ii) Obtain initial funding of $100,000,000.00 on or before December 31, 2006 to be utilized as follows: $20,000,000.00 for pre-development costs and additional $80,000,000.00 for land acquisition, site development and other related costs.

iii) Of the total $2,171,000,000.00 to be secured, a minimum of thirty percent (30%) will be an equity investment. Tentative but firm commitments for the $2,171,000,000.00 will be secured on or before March 1, 2007.

(b) In exchange for Myriad Entertainment and Resorts, Inc. obtaining the above referenced funding, Myriad Entertainment and Resorts, Inc. will be paid four percent (4%) of the gross revenues generated by the Myriad Botanical Resort as a management fee. The four percent (4%) of the gross will be payable on the gross revenues once legalized gaming is commenced and the Myriad Botanical Resort opens. A pre-opening budget of $25,000,000.00 will be established. An initial operating budget of $15,000,000.00 will be established. An event marketing budget for IMG will be established of $57,000,000.00. A capital reserve will be established with a minimum of $25,000,000.00.

(6) Myriad Entertainment and Resorts, Inc. agrees to confirm, ratify and enter into a promissory note(s), warrant(s) and options with Larson Elmore to reflect the funds owed to Mr. Elmore representing his personal investment of funds in the Company in order to keep the Myriad Botanical Resort viable and moving forward. This shall be in an amount not less than $1,050,000.00.

WITNESS the signature of the parties hereto, on the ______ day of October, 2006.
MYRIAD ENTERTAINMENT AND RESORTS,
INC.
By /s/

(Title)

WHITMORE TRUST

By /s/
Larson Elmore, Trustee

/s/
SCOTT HAWRELECHKO

MYRIAD EQUITY VENTURES, LLC

By /s/
Larson Elmore, Manager

MYRIAD GOLF RESORTS, INC.

By /s/

MER RESORTS, INC.

By /s/

(Title)

 STATE OF _________________
COUNTY OF _______________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this _________ day of October, 2006, within my jurisdiction, the within named _________________, who acknowledged that he is _____________ of Myriad Entertainment and Resorts, Inc. and that for and on behalf of the said Corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Corporation so to do.

_________________________________
Notary Public

My Commission Expires:______________________________

STATE OF _________________
COUNTY OF _______________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this _________ day of October, 2006, within my jurisdiction, the within named Larson Elmore, who acknowledged that he is Trustee of Whitmore Trust and that for and on behalf of the said Trust and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Trust so to do.

___________________________
Notary Public

My Commission Expires:______________________________

STATE OF _____________
COUNTY OF ___________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this the ______ day of October, 2006 within my jurisdiction, the within named Scott Hawrelechko, who acknowledged that he executed the above and foregoing instrument.

___________________________________
Notary Public

My Commission Expires:_______________________________

STATE OF _________________
COUNTY OF _______________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this _________ day of October, 2006, within my jurisdiction, the within named Larson Elmore, who acknowledged that he is Manager of Myriad Equity Ventures, LLC and that for and on behalf of the said Company, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Company so to do.

___________________________________
Notary Public

My Commission Expires:______________________________

STATE OF _________________
COUNTY OF _______________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this _________ day of October, 2006, within my jurisdiction, the within named _________________, who acknowledged that he is _____________ of Myriad Golf Resorts, Inc. and that for and on behalf of the said Corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Corporation so to do.

___________________________________
Notary Public

My Commission Expires:______________________________

STATE OF _________________
COUNTY OF _______________

PERSONALLY appeared before me, the undersigned authority in and for the said County and State, on this _________ day of October, 2006, within my jurisdiction, the within named _________________, who acknowledged that he is _____________ of MER Resorts, Inc. and that for and on behalf of the said Corporation, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said Corporation so to do.

___________________________________
Notary Public

My Commission Expires:______________________________